Exhibit 99.1

(NYSE Listed: PPO) First Quarter 2011 Supplemental Financial Information

These materials include "forward-looking statements." All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; the absence of expected returns from the intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; and natural disasters, epidemics, terrorist acts and other events beyond our control. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward-looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. Safe Harbor Statement 2

First Quarter Results* (unaudited) Three Months Ended (in millions, except net income per share) Adjusted Adjusted April 2, 2011 April 3, 2010

Net sales $ 185.7 $ 145.3 Cost of goods sold 106.2 87.0 Gross profit 79.5 58.3 Gross profit margin 42.8% 40.1% Selling, general and administrative expenses 30.3 26.9 Operating income 49.2 31.4 Operating income margin 26.5% 21.6% Other (income) expense: Interest expense, net 8.9 12.3 Foreign currency and other 1.6 (0.5)  10.5 11.8 Income before income taxes 38.7 19.6 Income taxes 12.9 5.5 Net income $ 25.8 $ 14.1 Net income per share -diluted $ 0.55 $ 0.31 Weighted average shares outstanding -diluted 46.8 45.7 * The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits A, B and C for reconciliation from GAAP results to adjusted results. 3

Segment Results* (unaudited, in millions)   Three Months Ended  Sales April 2, 2011 April 3, 2010 Change Energy storage  Lead-acid battery separators $ 94.5 $ 71.0 33.1% Lithium battery separators 42.1 30.4 38.5% Total 136.6 101.4 34.7% Separations media  Healthcare 30.5 28.9 5.5% Filtration and specialty 18.6 15.0 24.0% Total 49.1 43.9 11.8% Total $ 185.7 $ 145.3 27.8%   Gross Profit  Energy storage - $ $ 56.6 $ 37.5 50.9% % sales 41.4% 37.0%  Separations media - $ 22.9 20.8 10.1% % sales 46.6% 47.4%  Gross profit $ 79.5 $ 58.3 36.4% Gross profit % 42.8% 40.1%    Segment Operating Income*  Energy storage - $ $ 34.9 $ 19.4 79.9% % sales 25.5% 19.1%  Separations media - $ 15.3 12.5 22.4% % sales 31.2% 28.4%  Corporate - $ (1.0) (0.5)  % sales -0.5% -0.3%  Segment operating income $ 49.2 $ 31.4 56.7% Segment operating income % 26.5% 21.6% * See Exhibit D for a reconciliation of Segment Operating Income to Income Before Income Taxes. 4

EXHIBITS 5

Exhibit A First Quarter 2011 Results (unaudited) Three Months Ended April 2, 2011 (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales $ 185.7 $ - $ 185.7 Cost of goods sold 106.2 - 106.2 Gross profit 79.5 - 79.5 Selling, general and administrative expenses 30.6 0.3 a 30.3 Operating income 48.9 (0.3) 49.2 Other (income) expense: Interest expense, net 8.9 - 8.9 Foreign currency and other 1.6 - 1.6 10.5 - 10.5 Income before income taxes 38.4 (0.3) 38.7 Income taxes 12.7 (0.2) b 12.9 Net income $ 25.7 $ (0.1) $ 25.8 Net income per share - diluted $ 0.55 - $ 0.55 Weighted average shares outstanding - diluted 46.8 46.8 Please see Exhibit C for description of adjustments. 6

Exhibit B First Quarter 2010 Results (unaudited) Three Months Ended April 3, 2010 (in millions, except net income per share) As Reported Adjustments As Adjusted Net sales $ 145.3 $ - $ 145.3 Cost of goods sold 87.0 - 87.0 Gross profit 58.3 - 58.3 Selling, general and administrative expenses 27.2 0.3 a 26.9 Business restructuring 0.5 0.5 - Operating income 30.6 (0.8) 31.4 Other (income) expense: Interest expense, net 12.3 - 12.3 Gain on sale of Italian subsidiary (3.3) (3.3) - Foreign currency and other (0.5) - (0.5) 8.5 (3.3) 11.8 Income before income taxes 22.1 2.5 19.6 Income taxes 4.6 (0.9) b 5.5 Net income $ 17.5 $ 3.4 $ 14.1 Net income per share - diluted $ 0.38 $ 0.07 $ 0.31 Weighted average shares outstanding - diluted 45.7 45.7 Please see Exhibit C for description of adjustments. 7

Exhibit C Description of adjustments a FTC-related costs incurred due to the ongoing litigation concerning the acquisition of Microporous. b Impact of adjustments on income taxes. 8

Exhibit D Reconciliation of Segment Operating Income Reconciliation of Segment Operating Income to Income Before Income Taxes (unaudited, in millions) Three Months Ended April 2, 2011 April 3, 2010 Operating income: Energy storage $ 34.9 $ 19.4 Separations media 15.3 12.5 Corporate (1.0) (0.5) Segment operating income 49.2 31.4 Non-recurring costs 0.3 0.8 Total operating income 48.9 30.6 Reconciling items: Interest expense, net 8.9 12.3 Gain on sale of Italian subsidiary - (3.3) Foreign currency and other 1.6 (0.5) Income before income taxes $ 38.4 $ 22.1 9